                                                                   EXHIBIT 10.15

               Neither this Warrant nor the shares of Common Stock issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities law and this Warrant cannot be sold or transferred, and the shares of Common Stock issuable upon exercise of this Warrant cannot be sold or transferred, unless and until they are so registered or unless such registration is not then required under the circumstances of such sale or transfer.

                                     Warrant to Purchase an aggregate of 50,000
No. WP - 17                          Units, each Unit consisting of one share of
Dated: April 23, 1994                Common Stock and one Warrant to purchase
Amended: March 18, 2002              one share of Common Stock for $9.00


                           HOLLIS EDEN PHARMACEUTICALS
                                  UNIT WARRANT

               Exercisable on or before 5:00 P.M., March 18, 2005

     This certifies that, for value received, Salvatore J. Zizza, the registered holder hereof ("Holder"), is entitled, subject to the terms and conditions hereof, to purchase from Hollis Eden Pharmaceuticals, a Delaware corporation (the "Corporation"), at any time or from time to time during the period specified in Section 1(a) hereof, up to 50,000 units (the "Units"), each Unit consisting of one share of common stock, par value $.O1 per share (the "Common Stock"), of the Corporation and one warrant (the "Underlying Warrant") to purchase one share of Common Stock of the Corporation during the period specified in Section 1(b) hereof. The form of Underlying Warrant is attached hereto as Annex A. The shares of Common Stock purchasable upon exercise of this Warrant and the Underlying Warrant are collectively referred to herein as the "Warrant Shares." The Warrant Shares shall be purchasable at the prices (the "Exercise Prices") per share as determined pursuant to Sections 7(a) and 7(b) hereof, respectively. The number of Warrant Shares issuable upon exercise of this Warrant and the Underlying Warrant are subject to adjustment as provided in
Section 7 below.

     1.   Term of Warrants: Exercise Periods.

          (a) Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part (but not as to fractional shares), during the period commencing on the date hereof and, unless extended by the Corporation, ending at 5:00 p.m., Eastern Time, on March 18, 2005, (the "Exercise Period"), and shall be void thereafter.

Exercise of this Warrant, in whole or in part, during the Exercise Period shall be made in accordance with the provisions of Section 2(a) hereof.

          (b) Subject to the terms and conditions set forth herein and in the Underlying Warrant, the Underlying Warrant shall be exercisable, in whole or in part (but not as to fractional shares), during the period commencing upon the consummation of a Business Combination by the Corporation and, unless extended by the Corporation, ending at 5:00 p.m., Eastern Time, on May 15, 2002 (the "Underlying Warrant Exercise Period"), and shall be void thereafter. Exercise of the Underlying Warrant, in whole or in part, during the Underlying Warrant Exercise Period shall be made in accordance with the provisions of Section 2(b) hereof. For purposes hereof, a Business Combination shall be deemed to be a merger, exchange of capital stock, asset acquisition or other business combination involving the Corporation, all as more fully set forth in the Prospectus of the Corporation dated May 15, 1995.

     2. Exercise of Warrants. (a) This Warrant may be exercised by the Holder, in whole or in part, at the Primary Warrant Exercise Price (as defined in Section 7(a) hereof), at any time during the Exercise Period in accordance with
Section 1(a) hereof, by mailing or otherwise delivering this Warrant, along with an Exercise Notice in the form attached hereto as Annex B duly executed by the Holder (or the Holder's duly authorized attorney or representative) and payment of the Exercise Price for the Warrant Shares to be purchased, to the address of the Corporation.

          (b) The Underlying Warrant may be exercised by the Holder, in whole or in part, at the Underlying Warrant Exercise Price (as defined in Section 7(b) hereof), at any time during the Underlying Warrant Exercise Period in accordance with Section 1(b) hereof, by mailing or otherwise delivering the Underlying Warrant, along with an Exercise Notice in the form attached hereto as Annex B duly executed by the Holder (or the Holder's duly authorized attorney or representative) and payment of the Underlying Warrant Exercise Price for the Warrant Shares to be purchased, to the address of the Corporation.

          (c) Payment for the Warrant Shares to be purchased pursuant to this Warrant and the Underlying Warrant shall be made (i) in cash or by check, (ii) by cancellation by the Holder of indebtedness of the Corporation to the Holder or (iii) by a combination of (i) and (ii).

          (d) In the event this Warrant or the Underlying Warrant is exercised for less than all of the Warrant Shares purchasable hereunder or thereunder, the Corporation will, upon surrender of this Warrant or the Underlying Warrant, as the case may be, to the Corporation, execute and deliver a new Warrant or Underlying Warrant, as the case may be, of like tenor and exercisable for the balance of the Warrant Shares for which this Warrant or the Underlying Warrant, as the case may be, may then be exercised.

          (e) This Warrant and the Underlying Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the Holder entitled to receive Warrant Shares issuable upon exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.

     3. Replacement of Warrants. On receipt of evidence of the loss, theft, destruction or mutilation of this Warrant or the Underlying Warrant, and, in the case of loss, theft or destruction, on delivery of indemnity and/or security reasonably satisfactory to the Corporation or, in the case of mutilation, on surrender and cancellation of this Warrant or the Underlying Warrant, as the case may be, the Corporation shall execute and deliver a new Warrant or Underlying Warrant, as the case may be, of like tenor in substitution hereof or thereof.

     4. No Rights as Stockholders. Nothing contained in this Warrant or the Underlying Warrant shall be construed so as to confer upon the Holder of this Warrant or the Underlying Warrant any right to vote for the election of directors or upon any other matter submitted to stockholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings, or to receive dividends or subscription rights, or any other rights or privileges of a stockholder of the Corporation, until this Warrant or the Underlying Warrant, as the case may be, shall have been exercised as provided herein or therein.

     5.   Transfer of Warrants.

          (a) Restriction on Transferability of Warrants. Neither this Warrant nor the Underlying Warrant nor any rights of the Holder hereof or thereof may be transferred or assigned, in whole or in part, except with the prior written consent of the Corporation.

          (b) Exchange of Warrants Upon Transfer. If this Warrant or the Underlying Warrant is presented for transfer in accordance with the terms hereof or thereof, it shall be surrendered by the Holder at the office of the Corporation and accompanied by an assignment in form and substance reasonably satisfactory to the Corporation, duly executed by the Holder or the Holder's duly authorized attorney or representative. On surrender of this Warrant or the Underlying Warrant for transfer, the Corporation shall issue a new warrant to the Holder's transferee (if transferred in whole), or to the Holder and Holder's transferee, as appropriate (if transferred in part), for the number of shares then issuable upon exercise hereof or thereof.

          (c) Warrant Register. The Corporation will maintain a register (the "Warrant Register") containing the names and addresses of the Holder and the holders of other warrants issued by the Corporation. The Holder of this Warrant or the Underlying Warrant, as the case may be, may change its address shown on the Warrant Register by written notice to the Corporation requesting such change. Until this Warrant or the Underlying Warrant, as the case may be, is transferred on the Warrant Register of the Corporation, the Corporation shall be entitled to treat the registered holder as shown on the Warrant Register as the owner of this Warrant or the Underlying Warrant, as the case may be, for all purposes, notwithstanding any notice to the contrary, and shall not be bound to recognize any equitable or other claim to or interest in such Warrant or Underlying Warrant, as the case may be, on the part of any other person.

     6. Reservation of Stock. The Corporation covenants that until the expiration of this Warrant and the Underlying Warrant, the Corporation will keep reserved from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant and/or the Underlying Warrant, as such number may vary from time to time. The Corporation further covenants that all shares that may be issued upon exercise of this Warrant and the Underlying Warrant, upon payment of the Exercise Price or Underlying Warrant Exercise Price, as the case may be, in accordance with the terms hereof or thereof, will be duly authorized, validly issued, and fully paid and nonassessable.

     7. Exercise Prices. (a) The Exercise Price for each Warrant Share purchasable pursuant to this Warrant (the "Primary Warrant Exercise Price") shall be ten dollars ($10.00) per Warrant Share purchased. The Primary Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided (such price, or the price as last adjusted, also being referred to herein as the "Primary Warrant Exercise Price"). Upon each adjustment (other than the adjustment described in Section 8(a) hereof) of the Primary Warrant Exercise Price, the Holder shall thereafter be entitled to purchase, at the Primary Warrant Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Primary Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable upon exercise of this Warrant immediately prior to such adjustment, and dividing the product thereof by the Primary Warrant Exercise Price resulting from such adjustment.

          (b) The Exercise Price for each Warrant Share purchasable pursuant to the Underlying Warrant (the "Underlying Warrant Exercise Price") shall be nine dollars ($9.00) per Warrant Share purchased. The Underlying Warrant Exercise Price shall be subject to adjustment from time to time as hereinafter provided (such price, or the price as last adjusted, also being referred to herein as the "Underlying Warrant Exercise Price"). Upon each adjustment of the Underlying Warrant Exercise Price, the Holder shall thereafter be entitled to purchase, at the Underlying Warrant Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Underlying Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable upon exercise of the Underlying Warrant immediately prior to such adjustment, and dividing the product thereof by the Underlying Warrant Exercise Price resulting from such adjustment.

          (c) Subdivision or Combination of Stock. In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares by way of a stock split, stock dividend or similar event, the Primary Warrant and Underlying Warrant Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares by way of a reverse stock split or similar event, the Primary Warrant and Underlying Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

          (d) Reorganization, Reclassification, Consolidation. Merizer or Sale. If any capital reorganization or eclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with another entity, or the sale of all or substantially all of the Corporation's assets to another entity shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and the terms and conditions specified in this Warrant and the Underlying Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby and thereby had such reorganization, reclassification, consolidation, merger or sale not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant and the Underlying Warrant to the end that the provisions hereof and thereof (including, without limitation, provisions for adjustments of the Primary Warrant and Underlying Warrant Exercise Prices and of the number of shares of Common Stock purchasable and receivable upon the exercise of this Warrant and the Underlying Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof and thereof. The Corporation will not effect any such consolidation, merger or sale unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the Holder at the last address thereof appearing on the books of the Corporation, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

          (e) No Adjustment for First Business Combination. No adjustment of the Primary Warrant or Underlying Warrant Exercise Price shall be made as a result of or in connection with (i) the issuance or sale of shares of Common Stock pursuant to options, warrants, stock purchase agreements and convertible or exchangeable securities outstanding or in effect on the date hereof or granted upon the consummation of and in connection with the first Business Combination, or (ii) the issuance or sale of shares of Common Stock if the amount of said adjustment shall be less than $.10, provided, however, that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that shall amount, together with any adjustment so carried forward, to at least $.10.

          (f) Notice of Adjustment. Upon any adjustment of the Primary Warrant or Underlying Warrant Exercise Price and/or number of Warrant Shares, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address thereof as shown on the books of the Corporation. The notice shall state the Primary Warrant or Underlying Warrant Exercise Price and/or number of Warrant Shares resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (g) No Change of Warrant. The form of this Warrant and the Underlying Warrant need not be changed because of any adjustment in number and kind of Warrant Shares purchasable hereunder pursuant to this Section 7. Any Warrant or Underlying Warrant issued after any such adjustment upon any partial exercise or upon replacement or transfer may continue to express the same terms as are stated in this Warrant or the Underlying Warrant as initially issued, and the number and kind of Warrant Shares purchasable hereunder and thereunder shall be considered to have been so changed as of the close of business on the date or dates of adjustment.

       8. Redemption.

          (a) Commencing on the date that the Corporation consummates a Business Combination (the "Initial Redemption Date"), the Corporation may on 30 days prior written notice, redeem the Underlying Warrant, provided that the last sale of Common Stock, if the Common Stock is listed for trading on an exchange or inter-dealer quotation system which provides last sale prices, or, the average of the closing bid and asked quotes, if the Common Stock is listed for trading on an inter-dealer quotation system which does not provide last sale prices, on all 10 of the trading days ending on the day immediately prior to the day on which the Corporation gives notice of redemption, has been $11.00 or higher. In the event that, on the date set for redemption of the Underlying Warrants (the "Redemption Date"), (i) this Warrant has been exercised and such Warrant Holder is the Registered Holder of the Underlying Warrant, then the Underlying Warrant shall be redeemed by the Corporation for $.05 per Underlying Warrant or (ii) this Warrant has not been exercised, then the exercise price of this Warrant shall be reduced by $.05 (the amount the Corporation would pay to redeem the Underlying Warrant) and the Primary Warrant Exercise Price shall be $9.95 per Warrant during the Exercise Period (subject to further adjustment as provided in section 7 hereof). Notwithstanding anything to the contrary herein, the last sentence of Section 7(a) hereof shall not apply to the adjustment described in the preceding sentence (i.e., after the adjustment described in the preceding sentence is made, this Warrant will entitle the holder hereof upon exercise to receive the same number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to such adjustment).

          (b) In case the Corporation shall exercise its right to redeem the Underlying Warrant, it shall give or cause to be given notice (i) to the Registered Holder of the Underlying Warrant, if this Warrant has been exercised as of the Initial Redemption Date, or (ii) to the Registered Holder of this Warrant, if this Warrant has not been exercised as of the Initial Redemption Date, by mailing to such Registered Holder a notice of redemption, first class, postage prepaid, at such holder's last address as shall appear on the records of the Warrant Register. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice.

          (c)  The notice of redemption shall specify (i) the redemption price,
(ii) the date fixed for redemption, which shall in no event be less that 30 days after the date of mailing of such notice, (iii)(A) the place where the Warrant Certificate shall be delivered and the redemption price shall be paid (in the event this Warrant has been exercised prior to the Redemption Date and the Holder is the Registered Holder of the Underlying Warrant as of the Redemption
Date), or (B) that, after the Redemption Date, this Warrant shall entitle the holder upon exercise only to Warrant Share(s) and not to any Underlying Warrant(s) (in the event this Warrant has not been exercised prior to the Redemption Date) and (iv) that the right to exercise the Underlying Warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a holder (a) to whom notice was not mailed or
(b) whose notice was defective. An affidavit of the Warrant Register or the Secretary or Assistant Secretary of the Corporation that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

          (d) Any right to exercise the Underlying Warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the Redemption Date. The redemption price payable to the Registered Holder of the Underlying Warrant shall be mailed to such person at such person's address of record in the Warrant Register.

     9. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer on the date first above written.

                                        HOLLIS EDEN PHARMACEUTICALS


                                        By: /s/ Richard B. Hollis
                                            --------------------------
                                              Richard B. Hollis
                                              Chairman and CEO

                                                                         Annex A

               Neither this Warrant nor the shares of Common Stock issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities law and this Warrant cannot be sold or transferred, and the shares of Common Stock issuable upon exercise of this Warrant cannot be sold or transferred, unless and until they are so registered or unless such registration is not then required under the circumstances of such sale or transfer.

No. WQ -                                     Warrant to Purchase an aggregate of

Dated: ___________                           ____________ shares of Common Stock

                            INITIAL ACQUISITION CORP.
                                     WARRANT

                Exercisable on or before 5:00 P.M., May 15, 2000
                                (unless extended)

     This certifies that, for value received,__________ , the registered holder hereof ("Holder"), is entitled, subject to the terms and conditions hereof, to purchase from INITIAL ACQUISITION CORP., a Delaware corporation (the "Corporation"), at any time or from time to time during the period specified in
Section 1 hereof, up to        shares of common stock, par value $.O1 per share
(the "Common Stock"), of the Corporation. The shares of Common Stock purchasable upon exercise of this Warrant are collectively referred to herein as the "Warrant Shares." The Warrant Shares shall be purchasable at a price (the "Exercise Price") per share as determined pursuant to Section 7 hereof. The number of Warrant Shares issuable upon exercise of this Warrant is subject to adjustment as provided in Section 7 below. As used herein, the term "Warrant" shall include this Warrant and any warrants delivered in substitution or exchange herefor as provided herein.

     l.   Term of Warrant; Exercise Period.

          Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part (but not as to fractional shares), during the period commencing upon the consummation of a Business Combination by the Corporation and, unless extended by the Corporation, ending at 5:00 p.m., Eastern

Time, on May 15, 2000, (the "Exercise Period"), and shall be void thereafter. Exercise of this Warrant, in whole or in part (but not as to fractional shares), during the Exercise Period shall be made in accordance with provisions of
Section 2(a) hereof. For purposes hereof, a Business Combination shall be deemed to be a merger, exchange of capital stock, asset acquisition or other business combination involving the Corporation, all as more fully set forth in the Prospectus of the Corporation dated May 15, 1995.

     2. Exercise of Warrant. (a) This Warrant may be exercised by the Holder, in whole or in part, at the Exercise Price, at any time during the Exercise Period in accordance with Section 1 hereof, by mailing or otherwise delivering this Warrant, along with an Exercise Notice in the form attached hereto as Annex A duly executed by the Holder (or the Holder's duly authorized attorney or representative) and payment of the Exercise Price for the Warrant Shares to be purchased, to the address of the Corporation.

          (b) Payment for the Warrant Shares to be purchased shall be made (i) in cash or by check, (ii) by cancellation by the Holder of indebtedness of the Corporation to the Holder or (iii) by a combination of (i) and (ii).

          (c) In the event this Warrant is exercised for less than all of the Warrant Shares purchasable hereunder, the Corporation will, upon surrender of this Warrant to the Corporation, execute and deliver a new Warrant of like tenor and exercisable for the balance of the Warrant Shares for which this Warrant may then be exercised.

          (d) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the Holder entitled to receive Warrant Shares issuable upon exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.

     3. Replacement of Warrant. On receipt of evidence of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of indemnity and/or security reasonably satisfactory to the Corporation or, in the case of mutilation, on surrender and cancellation of this Warrant, the Corporation shall execute and deliver a new Warrant of like tenor in substitution hereof.

     4. No Rights as Stockholders. Nothing contained in this Warrant shall be construed so as to confer upon the Holder of this Warrant, in its capacity as such, any right to vote for the election of directors or upon any other matter submitted to stockholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings, or to receive dividends or subscription rights, or any other rights or privileges of a stockholder of the Corporation, until the Warrant shall have been exercised as provided herein.

     5.   Transfer of Warrant.

          (a) Restriction on Transferability of Warrant. Neither this Warrant nor any rights of the Holder hereof may be transferred or assigned, in whole or in part, except with the prior written consent of the Corporation.

          (b) Exchange of Warrant Upon Transfer. If this Warrant is presented for transfer in accordance with the terms hereof, it shall be surrendered by the Holder at the office of the Corporation and accompanied by an assignment in form and substance reasonably satisfactory to the Corporation, duly executed by the Holder or the Holder's duly authorized attorney or representative. On surrender of this Warrant for transfer, the Corporation shall issue a new warrant to the Holder's transferee (if transferred in whole) , or to the Holder and Holder's transferee, as appropriate (if transferred in part), for the number of shares then issuable upon exercise hereof.

          (c) Warrant Register. The Corporation will maintain a register (the "Warrant Register") containing the names and addresses of the Holder and the holders of other warrants issued by the Corporation. The Holder of this Warrant may change its address shown on the Warrant Register by written notice to the Corporation requesting such change. Until this Warrant is transferred on the Warrant Register of the Corporation, the Corporation shall be entitled to treat the registered holder as shown on the Warrant Register as the owner of this Warrant for all purposes, notwithstanding any notice to the contrary, and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person.

     6. Reservation of Stock. The Corporation covenants that until the expiration of this Warrant, the Corporation will keep reserved from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant, as such number may vary from time to time. The Corporation further covenants that all shares that may be issued upon exercise of this Warrant, upon payment of the Exercise Price in accordance with the terms hereof, will be duly authorized, validly issued, and fully paid and nonassessable.

     7. Exercise Price. The Exercise Price for each Warrant Share purchasable pursuant to this Warrant shall be nine dollars ($9.00) per Warrant Share purchased. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided (such price, or the price as last adjusted, also being referred to herein as the "Exercise Price"). Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable upon exercise of this Warrant immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

               (a) Subdivision or Combination of Stock. In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares by way of stock split, stock dividend or similar event, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares by way of reverse stock split or similar event, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

               (b) Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with another entity, or the sale of all or substantially all of the Corporation's assets to another entity shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares of Common Stock purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the Holder at the last address thereof appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

               (c) No Adjustment for First Business Combination. No adjustment of Exercise Price shall be made as a result of or in connection with (i) the issuance or sale of shares of Common Stock pursuant to options, warrants, stock purchase agreements and convertible or exchangeable securities outstanding or in effect on the date hereof or granted upon the consummation of and in connection with the first Business Combination, or (ii) the issuance or sale of shares of Common Stock if the amount of said adjustment shall be less than $.10, provided, however, that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that shall amount, together with any adjustment so carried forward, to at least $.10.

               (d) Notice of Adjustment. Upon any adjustment of the Exercise Price and/or number of Warrant Shares, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address thereof as shown on the books of the Corporation. The notice shall state the Exercise Price and/or number of Warrant Shares resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

               (e) No Change of Warrant. The form of this Warrant need not be changed because of any adjustment in number and kind of Warrant Shares purchasable hereunder pursuant to this Section 7. Any Warrant issued after any such adjustment upon any partial exercise or upon replacement or transfer may continue to express the same terms as are stated in this Warrant as initially issued, and the number and kind of Warrant Shares purchasable hereunder shall be considered to have been so changed as to the close of business on the date or dates of adjustment.

     8.  Redemption.

               (a) Commencing on the date that the Company consummates a Business Combination (the "Initial Redemption Date"), the Company may, on 30 days prior written notice, redeem this Warrant at $.05 per Warrant, provided that the last sale price of Common Stock, if the Common Stock is listed for trading on an exchange or interdealer quotation system which provides last sale prices, or, the average of the closing bid and asked quotes, if the Common Stock is listed for trading on an inter-dealer quotation system which does not provide last sale prices, on all 10 of the trading days ending on the day immediately prior to the day on which the Company gives notice of redemption, has been $11.00 higher.

               (b) In case the Company shall exercise its right to redeem this Warrant, it shall give or cause to be given notice to the Registered Holder of this as of the Initial Redemption Date, by mailing to such Registered Holder a notice of redemption, first class, postage prepaid, at such holder's last address as shall appear on the records of the Warrant Register. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice.

               (c) The notice of redemption shall specify (i) the redemption price, (ii) the date fixed for redemption, which shall in no event be less that 30 days after the date of mailing of such notice, (iii) the place where the Warrant Certificate shall be delivered and the redemption price shall be paid and (iv) that the right to exercise the Warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Warrant Register or the Secretary or Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

               (d) Any right to exercise this Warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the Redemption Date. The redemption price payable to the Registered Holder shall be mailed to such person at such person's address of record in the Warrant Register.

       9. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware. IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer on the date first above written.

                                       INITIAL ACQUISITION CORP.

                                       By:______________________________________
                                          Name: Salvatore J. Zizza
                                          Title: President

                                                                         Annex A

                                 EXERCISE NOTICE

          The undersigned hereby elects to exercise the right to purchase shares of Common Stock of Initial Acquisition Corp., covered by this Warrant in accordance with the terms and conditions hereof. The undersigned herewith makes payment of the Exercise Price of such Warrant Shares in full in the following manner:

     ( ) Cash in the amount of $___________ ,


     ( ) Check, bank draft or money order payable to the order of

         "Initial Acquisition Corp." in the amount of $________________ and/or

     ( ) Discharge of Indebtedness in principal amount of $_________ , due to the Holder pursuant to ___________________________.


Dated: ______________________


                                     ________________________
                                     Holder

                                     By:_____________________
                                       Name:
                                       Title:


                                     Social Security Number or
                                     Taxpayer's Identification
                                     Number

                                                                         Annex B

                                 EXERCISE NOTICE

          The undersigned hereby elects to exercise the right to purchase _______ shares of Common Stock of Initial Acquisition Corp. covered by this Warrant in accordance with the terms and conditions hereof. The undersigned herewith makes payment of the Exercise Price of such Warrant Shares in full in the following manner:

     ( ) Cash in the amount of $______________________,

     ( ) Check, bank draft or money order payable to the order of "Initial
         Acquisition Corp. " in the amount of $____________ , and/or

     ( ) Discharge of Indebtedness in principal amount of $______, due to the Holder pursuant to __________________


 Dated: _________________________


                                     _________________________
                                     Holder

                                     By:______________________
                                       Name:
                                       Title:



                                     __________________________
                                     Social Security Number or
                                     Taxpayer's Identification
                                     Number